UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
Monday, January 17, 2005

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

CANADA (State or other jurisdiction of incorporation)	000-26256 (Commission File Number)	Not applicable (IRS Employer Identification No.)

185 The West Mall, Suite 701, Toronto, Ontario, Canada (Address of principal executive offices)	M9C 5L5 (Zip code)

416-596-7664

(Registrant’s telephone number, including area code)

Item 1.01     Entry into a Material Definitive Agreement
On Oct 29, 2004 the Registrant amended its credit agreement with and The Bank of Nova Scotia and Laurentian Bank of Canada, attached hereto as Exhibit 10.1.1, and such amendment is incorporated in its entirety by reference herein.

Item 8.01     Other Events
On Jan 13, 2005 the Registrant issued the press release attached hereto as Exhibit 99.1.1, and such press release is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
Date: Monday, January 17, 2005	By:	/s/ Sean P Washchuk
		Name:	Sean P. Washchuk
		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

Exhibit 10.1.1	Material Definitive Agreement — dated Oct 29, 2004 Fourth Amending Agreement

Exhibit 99.1.1	Press Release — dated Jan 13, 2005 Vitran Expands and Extends Bank Credit Facility